UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2006

Sharper Image Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-15827	94-2493558
(Commission File Number)	(IRS Employer Identification No.)

350 The Embarcadero, 6th Floor San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 445-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Compensation Matters

As disclosed in the Company’s 8-K that was filed on May 12, 2006, the Compensation Committee of the Board of Directors on May 8, 2006, approved terms for the Company’s new deferred compensation plan (the “Plan”) to comply with the new tax rules of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), which was enacted as part of the American Jobs Creation Act of 2004 and established certain requirements for deferred compensation arrangements. The Plan is file herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Long-term deferred compensation agreement dated as of June 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPER IMAGE CORPORATION

Date: June 16, 2006	By:	/s/ JEFFREY P. FORGAN
	Name:	Jeffrey P. Forgan
	Title:	Executive Vice President, Chief Financial Officer